SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2007

NORTH VALLEY BANCORP
(Exact name of registrant as specified in its charter)

CALIFORNIA	0-10652	94-2751350
(State or other jurisdiction of incorporation)	(File Number)	(I.R.S. Employer identification number)

300 Park Marina Circle, Redding, CA 96001
(Address of principal executive offices and zip code)

(530) 226-2900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.02.	Results of Operations and Financial Condition

On January 30, 2007, the registrant issued a press release announcing fourth quarter and full year of 2006 earnings. A copy of the press release is attached hereto as Exhibit 99.122 and hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

(99.122)	Press release dated January 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH VALLEY BANCORP

	By:	/s/ Kevin R. Watson
Kevin R. Watson
Dated: January 31, 2007		Executive Vice President
Chief Financial Officer